For more information, contact Communications Media.Relations@CenterPointEnergy.com For Immediate Release CenterPoint Energy appoints Dean Seavers as new Board member Houston – Dec. 16, 2024 – CenterPoint Energy, Inc. (NYSE: CNP) today announced the appointment of Dean Seavers, former President of National Grid U.S. and Executive Director of National Grid’s parent company, to its Board of Directors, effective Dec. 31, 2024. Seavers brings a background of deep electric and gas utility experience to the Board as well as currently serving as a Senior Advisor for Stifel Financial. His appointment will fill a vacancy on the Board and he is expected to stand for election as a director at the company’s annual meeting of shareholders in 2025. “Dean’s extensive leadership experience in the utility, safety and security industries and proven track record of driving growth and operational improvements make him a great fit for our Board of Directors,” said Phillip R. Smith, Independent Chair of the Board. "We look forward to his contributions as we remain collectively focused on delivering value for our customers, shareholders, and other stakeholders while executing the company’s long-term growth strategy.” In addition to his experience with Stifel Financial and National Grid, Seavers also founded and served as Chief Executive Officer and President of Red Hawk Fire & Security, a provider of life safety and security solutions, and served as President of Global Services of the Fire & Security business of United Technologies Corporation (UTC), an aerospace and defense company. During his tenure as President and Chief Executive Officer of GE Security, Seavers led the sale of GE Security to UTC. Regarding his appointment, Seavers said, "I’m honored to be joining the CenterPoint Board and am excited to work with my fellow directors to continue advancing safety and operational performance while helping bolster the company’s governance. Additionally, I’m excited about the opportunity to work with Jason and the rest of the management team as they work to deliver on the company’s long-term resilience and growth goals across multiple states. Seavers currently serves on the board of directors of Albemarle Corp., Ametek Inc. and Vine Hill Capital Investment Corp. He received his bachelor’s degree from Kent State University and his M.B.A. from Stanford University. About CenterPoint Energy, Inc. As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio, and Texas. As of September 30, 2024, the company owned approximately $43 billion in assets. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-Looking Statement This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward- looking statements. These forward-looking statements are based upon assumptions of management

For more information, contact Communications Media.Relations@CenterPointEnergy.com For Immediate Release which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Any statements in this news release regarding future events, such as potential value creation by CenterPoint Energy, CenterPoint Energy's long-term growth strategy, CenterPoint Energy’s long-term resiliency goals, the future financial performance of CenterPoint Energy, the composition of the Board of Directors and representation of skills and expertise on the Board of Directors, the future the safety and operational performance of CenterPoint Energy, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release speaks only as of the date of this release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) CenterPoint Energy's business strategies and strategic initiatives; (2) financial market conditions; (3) general economic conditions; (4) the timing and impact of future regulatory and legislative decisions; and (5) other factors, risks and uncertainties discussed in CenterPoint Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and CenterPoint's Quarterly Report on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission. ###